UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

MEDICINOVA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 26, 2023

Dear Stockholders of MediciNova, Inc.:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of MediciNova, Inc. The meeting will be held on Tuesday, June 13, 2023 at 1:00 p.m. Pacific Daylight Time at 4275 Executive Square, Suite 300, La Jolla, California 92037.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders on the Internet. On or around April 26, 2023, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our Proxy Statement for our 2023 Annual Meeting of Stockholders and Annual Report for the year ended December 31, 2022 (the "2022 Annual Report"). The Notice also provides instructions on how to vote online and how to receive a paper copy of the proxy materials by mail.

Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote by proxy over the internet or by telephone, or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on your proxy card. If you attend the meeting you will have the right to revoke your proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

The Board of Directors and management of MediciNova, Inc. look forward to seeing you at the meeting.

Sincerely yours,

Yuichi Iwaki, M.D., Ph.D.
President, Chief Executive Officer and Director

If you have questions about the proposals or how to vote your shares, you may contact our proxy solicitor:

ADVANTAGE PROXY
(877) 870-8565 (toll free)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 13, 2023

To the Stockholders of MediciNova, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting” or “2023 Annual Meeting”) of MediciNova, Inc., a Delaware corporation ("we," "us," "our," "MediciNova" or the "Company"), will be held on Tuesday, June 13, 2023 at 1:00 p.m. Pacific Daylight Time at 4275 Executive Square, Suite 300, La Jolla, California 92037 for the following purposes:

1.
To elect Hideki Nagao as a Class I director of the Company, as recommended for nomination by our Nominating and Corporate Governance Committee and approved by our Board of Directors, to hold office until the 2026 Annual Meeting of stockholders and until his successor has been duly elected and qualified, or, if sooner, until his earlier death, resignation or removal;
2.
To ratify the Audit Committee’s selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.
To approve our 2023 Equity Incentive Plan; and

4.
To conduct any other business properly brought before the Annual Meeting.

Stockholders of record as of the close of business on April 19, 2023 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection at MediciNova’s offices, located at 4275 Executive Square, Suite 300, La Jolla, California 92037, for ten days prior to the Annual Meeting.

It is important that your shares are represented at the Annual Meeting. Even if you plan to attend the 2023 Annual Meeting in person, we encourage you to read the proxy statement and vote or submit your proxy as soon as possible so that your shares can be voted at the 2023 Annual Meeting in accordance with your instructions. Telephone and internet voting are available. For specific instructions on voting, please refer to the instructions in the Notice of Internet Availability of Proxy Materials (the "Notice") you received, or your proxy card, if you have requested one. If you do attend the 2023 Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

By Order of the Board of Directors,

Yuichi Iwaki, M.D., Ph.D.
President, Chief Executive Officer and Director

La Jolla, California

April 26, 2023

We are making this proxy statement and our annual report available to stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or around April 26, 2023, we intend to mail to our stockholders the Notice containing instructions on how to access and review this proxy statement and our annual report. The

Notice also instructs you on how you may submit your proxy over the Internet or via telephone. If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice.

MEDICINOVA, INC.

4275 EXECUTIVE SQUARE, SUITE 300

LA JOLLA, CALIFORNIA 92037

PROXY STATEMENT FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD JUNE 13, 2023

This proxy statement (the “Proxy Statement”) and form of proxy card are furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of MediciNova, Inc. (which is referred to throughout this document as “we,” “us,” “our,” the “Company” or “MediciNova”), which will be held on Tuesday, June 13, 2023, at 1:00 p.m. Pacific Time at 4275 Executive Square, Suite 300, La Jolla, California 92037.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

We are making this Proxy Statement and our annual report available to stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. This Proxy Statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our annual report are available for viewing, printing and downloading at https://materials.proxyvote.com/58468P. On or around April 26, 2023, we intend to mail to our stockholders the Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review this Proxy Statement and our annual report (the “2022 Annual Report” and together with our Proxy Statement, the “proxy materials”). The Notice also instructs you how you may submit your proxy over the Internet or via telephone in advance of the Annual Meeting. If you receive a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice.

Additionally, you can find a copy of our 2022 Annual Report, which includes our financial statements for the year ended December 31, 2022, on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website located at www.medicinova.com. You may also obtain a printed copy of our 2022 Annual Report, including our financial statements (not including exhibits), free of charge, from us by sending a written request to our Secretary at MediciNova, Inc., 4275 Executive Square, Suite 300, La Jolla, California 92037.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Why am I receiving these proxy materials?

You are receiving these proxy materials because you were one of our stockholders of record as of the close of business on April 19, 2023, the record date for our Annual Meeting (the "Record Date"). Our Board is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting for the purpose of considering and acting upon the matters set forth herein. We intend to commence distribution of the Notice, and if applicable, proxy materials to stockholders on or about April 26, 2023. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and that is designed to assist you in voting your shares.

When and where is the Annual Meeting being held, and who may attend?

The Annual Meeting is scheduled to be held on Tuesday, June 13, 2023, at 1:00 p.m. Pacific Daylight Time at 4275 Executive Square, Suite 300, La Jolla California 92037, as well as any adjournment or postponement thereof. Only stockholders, their proxy holders and our invited guests may attend the Annual Meeting. If a broker, bank or other nominee holds your shares in street name, please bring a copy of the account statement reflecting your ownership as of April 19, 2023 so that we may verify your status as a stockholder and have you check in at the registration desk for the Annual Meeting. For security reasons, we also may require photo identification for admission. If you would like directions to the meeting, please send your request to MediciNova, Inc., 4275 Executive Square, Suite 300, La Jolla, California 92037, Attention: Investor Relations.

What is a proxy, and who is paying the costs to prepare this document and solicit my proxy?

A proxy is your legal designation of another person to vote your shares of our common stock, par value $0.001 per share (the "Common Stock"). The document that designates someone as your proxy is also called a proxy or a proxy card.

We will pay all expenses of this solicitation, including the cost of preparing and mailing the proxy materials and the form of proxy card.

Who is soliciting my proxy and will anyone be compensated to solicit my proxy?

Your proxy is being solicited by and on behalf of our Board of Directors (the "Board" or "Board of Directors"). In addition to solicitation by use of the mail, proxies may be solicited by our officers, directors and employees and Advantage Proxy in person or by personal interview, telephone, electronic mail, facsimile transmission or other means of communication. Our officers, directors and employees will not be additionally compensated, but they may be reimbursed for out-of-pocket expenses in connection with any solicitation. Advantage Proxy will be paid its customary fee of $4,800 plus reimbursement of up to $1,200 in out-of-pocket expenses to solicit proxies. We also may reimburse custodians, nominees and fiduciaries for their expenses in sending proxies and proxy material to beneficial owners. We believe our costs for such reimbursement, if any, will not be significant.

Who is entitled to vote at the Annual Meeting?

Only holders of shares of our Common Stock as of the Record Date are entitled to vote at the Annual Meeting. As of the close of business on the Record Date, we had 49,046,246 shares of our Common Stock outstanding.

How many votes do I have, and can I cumulate my vote?

You have one vote for each share of our Common Stock that you held as of the Record Date. Cumulative voting is not allowed.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum must be present at the Annual Meeting for any business to be conducted. A quorum will be present if stockholders holding a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the Record Date, there were 49,046,246 shares of our Common Stock outstanding and entitled to vote. Thus, the holders of at least 24,523,124 shares of Common Stock must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares of Common Stock present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

How may I vote my shares?

If on April 19, 2023, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. Stockholders of record may vote by using the Internet, by telephone or (if you received a proxy card by mail) by mail as described below. Stockholders also may attend the Annual Meeting and vote in person. If you hold shares through a bank or broker, please refer to the Notice, or your proxy card, if you requested to receive one by mail, or other information forwarded by your bank or broker to see which voting options are available to you.

•
You may vote by using the Internet at www.proxyvote.com by following the instructions for Internet voting on the Notice you received, or, if you requested printed copies of the proxy materials by mail, by following the instructions provided on the proxy card, mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on Monday, June 12, 2023. Easy‑to‑follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.
•
You may vote by telephone by dialing 1-800-454-8683 and following the instructions for voting by phone on the Notice you received, or, if you requested printed copies of the proxy materials by mail, by following the instructions provided on the proxy card mailed to you. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on Monday, June 12, 2023. Easy‑to‑follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.
•
You may vote by mail by requesting, completing and mailing in a paper proxy card, as outlined in the Notice. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person.

What am I voting on?

You are being asked to vote on the following:

•
the election of one Class I director as recommended for nomination by our Nominating and Corporate Governance Committee and approved by our Board, as described in Proposal One;
•
the ratification of the Audit Committee’s selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, as described in Proposal Two; and
•
the approval of our 2023 Equity Incentive Plan, as described in Proposal Three;
•
to transact such other business as may be properly come before the Annual Meeting or any adjournment thereof.

May other matters be raised at the Annual Meeting; how will the Annual Meeting be conducted?

We currently are not aware of any business to be acted upon at the Annual Meeting other than the matters described above. Under Delaware law and our governing documents, no other business aside from procedural matters may be raised at the Annual Meeting unless proper notice has been given to us by the stockholders. If other business is properly raised, your proxies have authority to vote as they think best, including to adjourn the Annual Meeting.

We have broad authority to conduct the Annual Meeting so that the business of the meeting is carried out in an orderly and timely manner. In doing so, we have broad discretion to establish reasonable rules for discussion, comments and questions during the Annual Meeting.

If my shares are held by my broker in street name, will my broker vote my shares for me?

If you are the beneficial owner of shares held in “street name” by a broker, your broker is the record holder of the shares. The broker, however, is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, your broker may exercise discretionary voting power to vote your shares with respect to "routine" matters, but the broker may not exercise discretionary voting power to vote your shares with respect to “non-routine” matters. In the case of non-routine matters, the shares that cannot be voted by your broker would be treated as “broker non-votes.” At the Annual Meeting, only Proposal 2, the ratification of our Audit Committee’s selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 is a routine matter for which your broker may exercise discretionary voting power.

How will my proxy be voted?

The individuals named on the proxy card will vote your proxy in the manner you indicate on the proxy card. If your shares are not held in street name and you return your proxy but do not mark your voting preference, the individuals named as proxies will vote your shares: (i) “FOR” the election of the nominee for Class I director identified in Proposal One, as recommended for nomination by our Nominating and Corporate Governance Committee and approved by our Board, to hold office until the 2026 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until his earlier death, resignation or removal; (ii) “FOR” the ratification of the Audit Committee’s selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, as included in Proposal Two herein; and (iii) “FOR” the approval of our 2023 Equity Incentive Plan, as disclosed in Proposal Three herein.

If your shares are held in street name and you return your proxy but do not mark your voting preference on “Proposal One: Election of the Class I Director," and "Proposal Three: Approval of the 2023 Equity Incentive Plan," your shares will not be voted and the shares become broker non-votes as to the particular proposal.

If your shares are held in street name and you return your proxy but do not mark your voting preference on “Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm,” the bank, broker or other nominee has the authority to vote your unvoted shares. If the bank, broker or other nominee does not vote your unvoted shares on Proposal Two, the shares become “broker non-votes” as to such proposal.

We encourage you to provide voting instructions. This will ensure your shares of Common Stock will be voted at the Annual Meeting in the manner you desire.

How many votes are needed to approve each proposal?

Pursuant to our Bylaws, at the Annual Meeting, directors are elected by the vote of the majority of the votes cast with respect to such director. This means that the number of shares voted “FOR” a candidate for election as director must exceed the number of votes cast “AGAINST” that director. Abstentions and broker non-votes are not considered votes cast on this proposal and will not have any effect on the election of directors.

We have also implemented a policy for director resignations, applicable if an incumbent director nominee receives less than a majority of votes cast in an uncontested election. For more information see “Proposal One—Election of Class I Director” below. Our Board of Directors recommends a vote “FOR” the nominee.

To be approved, the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 must receive “FOR” votes from the holders of a majority of the shares either present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions will be included in the number of shares present and entitled to vote, and will have the same effect as an “AGAINST” vote on this proposal. Broker non-votes, if any, will have no effect on the approval of this proposal. Our Board of Directors recommends a vote “FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

To be approved, our 2023 Equity Incentive Plan, as disclosed in Proposal Three in this Proxy Statement, must receive a “FOR” vote from the majority of the shares either present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions will be included in the number of shares present and entitled to vote, and will have the same effect as an “AGAINST” vote on this proposal. Broker non-votes will not count as a “FOR” or “AGAINST” vote on this proposal and will not be included in calculating the number of votes necessary for this proposal. Our Board of Directors recommends a vote “FOR” the approval of the 2023 Equity Incentive Plan.

Can I change my mind and revoke my proxy?

Yes, subject to any rules your broker or bank as a nominee or agent may have, you may revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•
attend the Annual Meeting and vote in person (please note that attendance at the Annual Meeting will not, by itself, revoke a proxy);
•
submit a written notice of revocation to us prior to or at the Annual Meeting; or
•
submit another proxy of a later date that is properly executed prior to or at the Annual Meeting.

A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote. If you have requested and mailed a proxy card, your most current proxy card is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Will my vote be confidential?

Yes. We will continue our practice of keeping the votes of all stockholders confidential. Stockholder votes will not be disclosed to our directors, officers, employees or agents, except:

•
as necessary to meet applicable legal requirements;
•
in a dispute regarding authenticity of proxies and ballots;
•
in the case of a contested proxy solicitation, if the other party soliciting proxies does not agree to comply with the confidential voting policy; or
•
when a stockholder makes a written comment on the proxy card or otherwise communicates the vote to management.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting.

What proxy materials are available on the internet?

The Proxy Statement and 2022 Annual Report are available at https://materials.proxyvote.com/58468P.

Where is our Common Stock traded?

Our Common Stock is traded and quoted on The NASDAQ Global Market ("NASDAQ") under the symbol “MNOV” and on the Standard Market of the Tokyo Stock Exchange under the code “4875.”

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE:

ELECTION OF CLASS I DIRECTOR

General

The Board currently consists of five members divided into three classes, each serving staggered three-year terms as follows:

•
Class I, whose term will expire at the Annual Meeting;
•
Class II, whose term will expire at the Annual Meeting to be held in 2024; and
•
Class III, whose term will expire at the Annual Meeting to be held in 2025

The Class I members of the Board are scheduled for election at the Annual Meeting. Our Nominating and Corporate Governance Committee of the Board has recommended, and our Board has designated, Hideki Nagao, who is an incumbent director, to be elected as the Class I director at the Annual Meeting. Jeff Himawan, one Class I member of our Board has indicated to our Board that he will not stand for re-election as a Class I director of our Board at the Annual Meeting, and his service as a member of the Board will end effective as of the Annual Meeting. Accordingly, following the Annual Meeting, Dr. Himawan’s seat will remain vacant until filled in accordance with our Bylaws. If elected at the Annual Meeting, Hideki Nagao, the Class I director nominee, will hold office until the Annual Meeting of stockholders in 2026 and until a successor has been duly elected and qualified unless he resigns or is removed. If the Class I director nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designed by our Board, taking into account a recommendation by our Nominating and Corporate Governance Committee, if any, to fill the vacancy.

Biographical Information

Biographical information concerning the Class I directors whose term of office expires at the Annual Meeting is set forth below.

Name	Age	Principal Business Experience

Jeff Himawan, Ph.D.	58

Jeff Himawan, Ph.D. was appointed to our Board in January 2006. He has served on the board of directors of 12 different biotech/pharmaceutical companies (including four Nasdaq-listed companies) during the past 25 years. From 2010 to 2020, he served on the board of directors of Catalyst Biosciences Inc., and since July 2007 has served on the board of directors for Horizon Therapeutics PLC. Consequently, he has extensive experience serving as a member of the board of directors and as chair of board committees of publicly-listed companies. Dr. Himawan holds a B.S. in biology from the Massachusetts Institute of Technology and a Ph.D. in biological chemistry and molecular pharmacology from Harvard University. Based on his background in corporate finance and capital raising and his extensive experience in the biotechnology industry, the Board believes Dr. Himawan has the appropriate skills to serve as a member of our Board. Dr. Himawan has indicated his intent to not stand for re-election at the Annual Meeting, and his service as a member of the Board will end effective as of the Annual Meeting.

Hideki Nagao	66

Hideki Nagao was appointed to the Board in November 2017. He complements the MediciNova Board with 40 years of experience in finance and corporate law with financial institutions in Japan. Mr. Nagao started his career at Development Bank of Japan, Inc. and, in 2006, he accepted the position of General Manager, Department of Venture Business Finance. In 2008, he moved to SG Holdings Co. Ltd. In 2009, Mr. Nagao served as President Sagawa Financials, Inc., as Director of Sagawa Global Logistics in 2012 and as President of SG Assetmax Co. Ltd in 2013. From 2017 to 2019, he served as Auditor of Sagawa Advance Co., Ltd., SG System Co., Ltd., and Japan Economic Research Institute Inc. Mr. Nagao holds a degree from the Faculty of Law of Tokyo University. He previously served as a Board Member for MediciNova from 2004 to 2010. Based on his significant experience in finance and corporate law with financial institutions in Japan, the Board believes Mr. Nagao has the appropriate set of skills to serve as a member of our Board.

Biographical information concerning the Class II directors whose terms of office expire at the 2024 Annual Meeting of stockholders is set forth below.

Name	Age	Principal Business Experience

Yuichi Iwaki, M.D., Ph.D.	73

Yuichi Iwaki, M.D., Ph.D. is a founder of our Company and has served as the Chairman of the Board of Directors from our inception in September 2000 to March 2007, was appointed as our Executive Chairman in July 2005, our Chief Executive Officer in September 2005 and President and Chief Executive Officer in March 2006. Dr. Iwaki was a member of the board of directors of Avigen, Inc. from 1994 to 2008. He holds a professorship at the University of Southern California School of Medicine in the Departments of Urology and has been Director of the Transplantation Immunology and Immunogenetic Laboratory since 1992. Dr. Iwaki is also a visiting professor at the Toho University School of Medicine. Prior to joining the faculty at the University of Southern California School of Medicine, Dr. Iwaki held two professorships at the University of Pittsburgh School of Medicine in the Departments of Surgery and Pathology from 1989 through 1991. Dr. Iwaki received both his M.D. and Ph.D. degrees from Sapporo Medical School in Sapporo, Japan. Dr. Iwaki is the author of more than 200 peer-reviewed publications and more than 40 book chapters. Dr. Iwaki has been advising pharmaceutical companies and venture capital funds regarding research and investment strategies for over 30 years and serves on the board of directors of several biotechnology companies. Based on his medical background, relationships with leading biotechnology companies and extensive experiences as a professor and as an advisor to pharmaceutical companies, the Board believes Dr. Iwaki has the appropriate set of skills to serve as a member of our Board.

Kazuko Matsuda, M.D., Ph.D., MPH	57

Kazuko Matsuda was appointed as our Chief Medical Officer in September 2011. Dr. Matsuda served as our Vice President of Clinical Development from April 2010 to September 2011. Dr. Matsuda has responsibility for all of our clinical development. From August 2008 to November 2009, Dr. Matsuda served as an assistant professor with the University of Southern California, Keck School of Medicine. From August 2005 to July 2008, Dr. Matsuda served as Clinical Fellow with the Children’s Hospital Los Angeles. Dr. Matsuda commenced her residency in internal medicine/pediatrics at Michigan State University and completed a pediatric residency at Loma Linda University. Dr. Matsuda is a board-certified pediatrician in both the United States and Japan. Dr. Matsuda holds an M.D. and Ph.D. from Sapporo Medical University School of Medicine and an MPH from Harvard University, School of Public Health. Dr. Matsuda, in her capacity as Chief Medical Officer for MediciNova since 2013, has demonstrated strong leadership skills and creativity culminating in the advancement of clinical drug development programs. The Board believes these qualities make her an excellent choice for a member of our Board.

Biographical information concerning the Class III director whose term of office expires at the 2025 Annual Meeting of stockholders is set forth below.

Name	Age	Principal Business Experience

Carolyn Beaver	65

Carolyn Beaver was appointed to the Board in October 2020 and is currently chairperson of the audit committee and a member of the nominating and corporate governance and compensation committees. She has also served on the board of directors of MaxLinear, Inc., a leading provider of radio frequency, analog, digital and mixed-signal integrated circuits since December 2018 and as chairperson of its audit committee since February 2021. She has also served as a director and chairperson of the audit committee of Sonendo, Inc., a provider of dental technology systems, since October 2021. Ms. Beaver served on the board of directors of Organovo Holdings, Inc., a biotechnology company, from February 2019 to September 2020 and as chair of its audit committee from September 2019 to September 2020. She was a director of Commerce National Bank, California, chair of its audit committee and a member of its asset/liability committee from 2005 until the bank was acquired in 2013. Ms. Beaver previously held several positions at Sequenom, Inc., a life sciences testing company, including Chief Financial Officer and Senior Vice President from March 2015 to October 2016, Chief Financial Officer from June 2014 to March 2015, and Vice President and Chief Accounting Officer from June 2012 to June 2014. Ms. Beaver was previously Corporate Vice President and Controller of Beckman Coulter, Inc., a biomedical laboratory instrument and test company, from August 2005 until June 2012, and was named Chief Accounting Officer in October 2005, a position she held until July 2011, following the acquisition of Beckman Coulter, Inc. by Danaher Corporation. She also served as interim Chief Financial Officer of Beckman Coulter from July 2006 through October 2006. Ms. Beaver served as an audit partner with KPMG LLP from 1987 to 2002. Ms. Beaver received a B.S. in Business Administration from California State Polytechnic University, Pomona. Based on her public accounting and finance background, as well as her extensive experiences as an executive officers and a member of the Board at several companies, the Board believes Ms. Beaver has the appropriate set of skills to serve as a member of our Board.

Required Vote

Directors are elected by a majority of the votes cast in an uncontested election of directors. Therefore, in an uncontested election of directors (i.e., an election where the only nominees are those recommended by our Board), each member of our Board will be elected only if the votes cast for the nominee exceed the votes cast against the nominee. Abstentions and broker non-votes are not considered votes cast on this proposal and will not have any effect on the election of the director.

We have also implemented a majority voting policy for director resignations, applicable if an incumbent director nominee receives less than a majority of votes cast in an uncontested election. Each director nominated for reelection must tender his or her written irrevocable, conditional resignation to the Chairman of the Board that will be effective only upon both (i) the failure to receive the required vote at the Annual Meeting and (ii) Board acceptance of such resignation. If a director nominee fails to receive the required vote for reelection, our Nominating and Corporate Governance Committee or our Board (other than such director) will act on an expedited basis to determine whether to accept the director’s irrevocable, conditional resignation, and it will submit such recommendation for prompt consideration by the Board. Our Nominating and Corporate Governance Committee and members of our Board (other than such director) may consider any factors they deem relevant in deciding whether to accept a director's resignation. This policy does not apply in circumstances involving contested director elections. The nominee has agreed to serve if elected. Our management has no reason to believe that the nominee will be unable to serve.

The Board recommends a vote “FOR” election of Mr. Nagao as the Class I Director.

CORPORATE GOVERNANCE

Director Independence

As required under NASDAQ listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent” as affirmatively determined by the Board. The Board of Directors consults with our outside counsel to ensure that the Board of Directors’ determinations are consistent with relevant listing standards, securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and MediciNova, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that the following three directors are independent directors within the meaning of the applicable NASDAQ listing standards: Dr. Himawan, Ms. Beaver and Mr. Nagao. In making this determination, the Board found that none of the above directors had a material or other disqualifying relationship with us. Dr. Iwaki, our President and Chief Executive Officer, and Dr. Matsuda, our Chief Medical Officer, are not independent under the NASDAQ rules by virtue of their current employment with us.

Nominations for Directors

The Board has as an objective that its membership be composed of experienced and dedicated individuals with diversity of experience, perspectives and skills. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board for nomination for election. The Nominating and Corporate Governance Committee will select candidates for election as director based on their character, judgment, diversity of experience, business acumen and ability to act on behalf of all stockholders. The satisfaction of these criteria is implemented and assessed through ongoing consideration of the directors and nominees by the Nominating and Corporate Governance Committee and the Board. Based on these activities and its review of the current composition of the Board and the director-nominees, the Nominating and Corporate Governance Committee and the Board believe that these criteria have been satisfied.

The Nominating and Corporate Governance Committee believes that nominees for director should have relevant experience, such as experience in management or accounting and finance or industry and technology knowledge that may be useful to us and the Board, high personal and professional ethics and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. Diversity in professional experience, skills and other individual qualities and attributes that contribute to Board heterogeneity are among the factors that the Nominating and Corporate Governance Committee typically takes into account and seeks to foster in identifying nominees so that members of the Board represent different viewpoints and backgrounds.

The Nominating and Corporate Governance Committee believes it appropriate for a majority of the members of the Board to meet the definition of “independent director” under the NASDAQ Marketplace Rules. The Nominating and Corporate Governance Committee also believes it is appropriate for each of our President and Chief Executive Officer and our Chief Medical Officer to serve as members of the Board.

Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees for director by first evaluating the current directors whose term will expire at such annual meeting of stockholders and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate a director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the Board or other event, the Nominating and Corporate Governance Committee will consider various candidates for Board membership, including those suggested by the members of the Nominating and Corporate Governance Committee, other Board members, members of management, any executive search firm engaged by the Nominating and Corporate Governance Committee and stockholders. Once a slate of candidates is chosen by the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee recommends the candidates to the entire Board, and the Board then determines whether to designate the slate to be elected at the Annual Meeting of stockholders.

The Nominating and Corporate Governance Committee evaluates any nominees recommended by stockholders in the same manner that potential nominees suggested by Board members, management or other parties are evaluated. A stockholder who wishes to suggest a prospective nominee for the Board should notify any member of the Nominating and Corporate Governance Committee in writing with any supporting material the stockholder considers appropriate, which should be sent to our corporate headquarters at 4275 Executive Square, Suite 300, La Jolla, California 92037.

In addition, our Bylaws, contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at an annual meeting of stockholders. In order to be considered, a recommendation for a candidate by a stockholder must be timely delivered in writing to us and otherwise comply with the provisions of the Bylaws. The recommendation must include the following written information: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class, series and number of shares of capital stock of the Company that are owned beneficially by the person, (iv) a statement as to the person’s citizenship, (v) a written statement of the person that such person, if elected, intends to tender, promptly following such person’s election or reelection, an irrevocable resignation effective upon such person’s failure to receive the required vote for reelection at the next meeting at which such person would face reelection and upon acceptance of such resignation by the Board, and (vi) any other information that is required to be disclosed in solicitations for proxies for election of directors under Section 14 of the Exchange Act and the related rules and regulations under that section, and (b) as to the stockholder making the nomination, (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the Company that are owned beneficially by the stockholder. The Nominating and Corporate Governance Committee may also require any proposed nominee to furnish such other information as may reasonably be required by the Nominating and Corporate Governance Committee to determine the eligibility of such proposed nominee to serve as director. The recommendation should be sent to: Nominating and Corporate Governance Committee, MediciNova, Inc., 4275 Executive Square, Suite 300, La Jolla, California 92037. You can obtain a copy of the Bylaws by writing to us at this address.

Board Leadership Structure and Risk Oversight Function of the Board

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that Board leadership structure may vary as circumstances warrant. The leadership structure of our Board currently consists of an independent Chairman of the Board who oversees the Board and works closely with our Chief Executive Officer regarding Board matters. Our Chief Executive Officer, Dr. Iwaki, does not serve as our Chairman as we believe this structure enhances the independence of our Board. Each of our Board committees is chaired by an independent director who reports to the full Board on the activities and decisions made by the committees. We believe this leadership structure, with separate roles of Chairman and Chief Executive Officer and independent directors chairing each of our committees, helps to facilitate efficient decision-making and communication among our directors.

Subject to active oversight by the Board, our management is primarily responsible for managing the risks we face in the ordinary course of operating our business. Our Board receives operations and strategic presentations from management, which include discussions of the principal risks to our business. In addition, the Board has delegated certain risk oversight functions to each of its committees.

The Audit Committee assists the Board in risk oversight functions related to specific areas such as treasury management, equity administration and contracts policy. The Audit Committee also reviews and discusses with management our system of disclosure controls and procedures and our internal controls over financial reporting. The Compensation Committee assists the Board in risk oversight functions related to our compensation policies and programs and employee retention issues. The Nominating and Corporate Governance Committee assists the Board in risk oversight functions related to important compliance matters, including periodic reviews of the Code of Ethics and Code of Business Conduct to ensure compliance with applicable securities laws and regulations and stock market rules. We believe that this leadership structure enhances our efficiency in fulfilling our oversight functions with respect to our business and facilitates division of risk management oversight responsibilities among the full Board, each of its committees and our management team.

Communications

If you wish to communicate with the Board, you may send your communication in writing to: Chairman of the Board of Directors, MediciNova, Inc., 4275 Executive Square, Suite 300, La Jolla, California 92037, who will forward all material communications received to the appropriate director or directors or committee of the Board based on the subject matter. You must include your name and address in the written communication and indicate whether you are a stockholder of ours.

Corporate Responsibility, Sustainability and Diversity

We understand that long-term value creation for stockholders is our core responsibility. We also have an important role to play for our team members, and the communities we serve and believe that enriching and enabling the lives of our employees and their families, supporting the environment, caring for our communities, and being good corporate stewards over the Company is fundamental to our culture, and is just plain good business.

Code of Ethics and Code of Business Conduct

We have adopted a Code of Ethics for Senior Officers for the Chief Executive Officer, Chief Financial Officer and key management employees who have been identified by the Board. We also have adopted a Code of Business Conduct that applies to employees, consultants, representatives, officers and directors. Each of the Code of Ethics for Senior Officers and Code of Business Conduct may be found under the Investor Relations-Corporate Governance section of our website at www.medicinova.com. We will post on our website (i) any waiver, if and when granted, to any provision of the Code of Ethics for Senior Officers or Code of Business Conduct (for executive officers or directors) and (ii) any amendment to the Code of Ethics for Senior Officers or Code of Business Conduct.

MEETINGS AND COMMITTEES OF THE BOARD

Board Meetings and Committees

The Board held eleven meetings during the year ended December 31, 2022. Each Board member attended at least 75% of the aggregate number of meetings of the Board and of the committees on which he or she served during the portion of the last fiscal year for which he or she was a director or committee member. We encourage, but do not require, our directors to attend the Annual Meetings of stockholders. Three of our directors attended the 2022 Annual Meeting of stockholders.

Independent Directors and Audit Committee

The members of the Audit Committee each meet the independence standards established by the U.S. Securities and Exchange Commission (“SEC”) and NASDAQ for audit committees. Each member of the Audit Committee has been selected by the Board based on its determination that the Audit Committee members are fully qualified to monitor the performance of management, the public disclosures by us of our financial condition and results of operations, our internal control over financial reporting and the performance of our independent registered public accounting firm, as well as to analyze and evaluate our financial statements, and otherwise meet the applicable requirements of the NASDAQ Marketplace Rules. The Board believes that Ms. Beaver, Chair of the Audit Committee, fulfills the requirements of NASDAQ’s Marketplace Rule 5605(c)(2), which requires at least one Audit Committee member have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication. The Board of Directors has also determined that Ms. Beaver qualifies as an “audit committee financial expert,” as defined in applicable SEC rules, and also possesses the financial sophistication and requisite experience as required under NASDAQ listing standards, based on her significant financial and operational experience.

Board Diversity Matrix (as of April 26, 2023)

Total number of directors	5
	Female	Male	Non-Binary	Did not disclose gender
Directors	2	3	-	-
Demographic information
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	1	3	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	-	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

Board Committees and Charters

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee makes a recommendation to the Board regarding the composition of these committees. Each member of these committees is an independent director in accordance with the applicable rules and regulations of the SEC and the NASDAQ listing standards. Each committee is governed by a written charter approved by the Board. A copy of each charter can be found under the Investor Relations-Corporate Governance section of our website at www.medicinova.com. The number of members, names of current members, number of meetings held during the last fiscal year and functions of each committee are set forth below:

Audit Committee

Number of Members:	Three

Members:	Ms. Beaver (Chair) Dr. Himawan Mr. Nagao

Number of Meetings:	Four

Functions:

The Audit Committee assists the Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent registered public accounting firm and reviewing its reports regarding our consolidated financial statements and system of internal accounting control over financial reporting. The Audit Committee is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm and for ensuring that such firm is independent of management.

Compensation Committee

Number of Members:	Three

Members:	Dr. Himawan (Chair) Ms. Beaver Mr. Nagao

Number of Meetings:	One

Functions:

The Compensation Committee determines our general compensation policies and practices. The Compensation Committee also reviews and approves compensation packages for our officers and, based on such review, recommends overall compensation packages for the officers to the Board. In addition, the Compensation Committee reviews and determines equity-based compensation for our directors, officers, employees and consultants and administers our stock incentive and employee stock purchase plans.

Compensation Committee Processes and Procedures:

Typically, the Compensation Committee meets at least annually or more frequently as needed. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. During 2022, our Compensation Committee engaged Compensia, a national executive compensation consulting firm, to review and provide recommendations to the compensation committee regarding the compensation of our executive officers. Compensia reports directly to our Compensation Committee. Our Compensation Committee has assessed the independence of Compensia pursuant to SEC rules and concluded that Compensia’s work for the Compensation Committee does not raise any conflicts of interest.

Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which recommends to the Board any adjustments to his compensation as well as awards to be granted. As part of its deliberations with respect to all executives and directors, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and analysis of executive and director compensation paid at other companies.

Nominating and Corporate Governance Committee

Number of Members:	Three

Members:	Mr. Nagao (Chair) Ms. Beaver Dr. Himawan

Numbers of Meetings:	One

Functions:

The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board. The Nominating and Corporate Governance Committee also oversees our corporate governance guidelines and reporting and makes recommendations to the Board concerning corporate governance matters.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Procedures for Related Party Transactions

Our Audit Committee is charged with the responsibility of reviewing potential conflicts of interest, and reviewing and approving all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws. Our Audit Committee has not adopted any specific procedures for conducting such reviews and considers each transaction in light of the specific facts and circumstances presented.

Related Party Transactions

In addition to the compensation arrangements with directors and named executive officers described elsewhere in this proxy statement, since January 1, 2021, we were involved in the following transactions in which we were or are a party involving an amount greater than the lesser of $120,000 or 1% of the average of our total assets for the last two completed fiscal years and in which any director, executive officer, holder of more than 5% of our common stock, or any member of the immediate family or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

In January 2021, we entered into a Shareholder Rights Agreement and Securities Purchase Agreement with 3D Opportunity Master Fund (“3DOMF”), pursuant to which we provided certain rights and privileges in connection with 3DOMF’s purchase of approximately $20.0 million of the Company’s Common Stock, including, but not limited to, rights to our future stock issuances and certain observer rights. 3DOMF and its affiliates are greater than 5% stockholders of our Common Stock.

We have entered into indemnification agreements with each of our executive officers and directors. In addition, our executive officers and directors are indemnified under the General Corporation Law of the State of Delaware and our Bylaws to the fullest extent permitted under Delaware law. We also have a directors’ and officers’ liability insurance policy that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. A representative of BDO is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. Although stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of BDO to the stockholders for ratification to permit stockholders to participate in this important corporate decision.

Principal Accountant Fees and Services

The following table presents fees paid by us for professional services rendered by BDO for the fiscal years ended December 31, 2022 and 2021, as applicable.

	Fiscal Year Ended
	December 31,
	2022	2021
Audit Fees (1)	$451,570	$245,039
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$451,570	$245,039

(1)
Audit fees include the aggregate fees for the audit of our annual consolidated financial statements and internal controls, quarterly reviews, comfort letters, and registration statements.

Pre-Approval Policy and Procedures

It is our policy that all audit and non-audit services to be performed by our independent registered public accounting firm be approved in advance by the Audit Committee. The Audit Committee will not approve the engagement of our independent registered public accounting firm to perform any service that such firm would be prohibited from providing under the rules and regulations of the SEC and the applicable NASDAQ Marketplace Rules. In assessing whether to approve use of our independent registered public accounting firm for permitted non-audit services, the Audit Committee tries to minimize relationships that could impair the objectivity of such firm. The Audit Committee will approve permitted non-audit services by our independent registered public accounting firm only when it will be more effective or economical to have such services provided by such firm and where the nature of the services will not impair such firm’s independence. During the fiscal years ended December 31, 2022 and 2021, all audit services performed by our independent registered public accounting firm were approved in advance by the Audit Committee, and there were no non-audit services.

Required Vote

Ratification of the appointment of BDO as our independent registered public accounting firm will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. In the event ratification is not obtained, the Audit Committee will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm for us. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the subsequent year if the Audit Committee determines that such a change would be in the best interests of MediciNova and our stockholders.

The Board recommends a vote “FOR” ratification of appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

PROPOSAL THREE: APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN

The Background of the 2023 Equity Incentive Plan

We are asking stockholders to approve our 2023 Equity Incentive Plan (the “2023 Plan”). Our Board has approved the 2023 Plan, subject to stockholder approval at the Annual Meeting. If approved by our stockholders, the 2023 Plan will become effective on the date of the Annual Meeting.

The MediciNova, Inc. 2013 Equity Incentive Plan (the “2013 Plan”), was originally adopted by our Board on April 21, 2013 and has a ten year term which expired on April 21, 2023 (the "Prior Plan Expiration Date"). The use of equity awards under the 2013 Plan has been a key component of our compensation program. The ability to grant equity-based compensation awards is critical to attract, retain and motivate our eligible service providers, to reinforce an ownership culture and a commitment to our long-term success, and to continue to align the interests of participants to those of the our stockholders. The approval of the 2023 Plan is necessary to allow us to continue to grant equity awards to eligible service providers.

Purpose of the 2023 Plan

We use equity compensation to attract and retain employees, consultants and non-employee directors, to create a link to stockholder interests through stock ownership and to conserve cash resources. For these reasons, we believe the 2023 Plan is critical to our long-term success.

Reasons for the Proposal to Approve the 2023 Plan

Stockholder approval of the 2023 Plan is necessary in order for us to (1) meet the stockholder approval requirements of NASDAQ and (2) grant incentive stock options (“ISOs”).

Consequences if the 2023 Plan is Not Approved

The 2013 Plan terminated on April 21, 2023, the tenth anniversary of the date our Board originally adopted the 2013 Plan. If the 2023 Plan is not approved by our stockholders, the 2023 Plan will not become effective and we will not be able to grant any further equity awards. We believe our ability to recruit, retain and incentivize top talent will be adversely affected if the 2023 Plan is not approved. If we are not able to grant equity awards, we will be forced to increase the cash component of our compensation programs, which will adversely impact our business.

Material Terms of the 2023 Plan

The material terms of the 2023 Plan are summarized below. This summary, however, is not intended to be a complete description of the 2023 Plan and is qualified in its entirety by reference to the complete text of the 2023 Plan, which is attached to this proxy statement as Annex A. To the extent there is a conflict between the terms of this summary and the 2023 Plan, the terms of the 2023 Plan will control.

Types of Awards. The 2023 Plan provides for the grant of stock options, which may be incentive stock options (“ISOs”) or nonstatutory stock options (“NSOs”), restricted shares, restricted stock units (“RSUs”) and stock appreciation rights (“SARs”), or collectively, “awards.”

Eligibility. Employees (including officers), non-employee directors and consultants who render services to the Company or its affiliates (whether now existing or subsequently established) are eligible to receive awards under the 2023 Plan. As of April 19, 2023, approximately 20 persons (including five executive officers and three non-employee directors) would be eligible to participate in the 2023 Plan.

Administration. The 2023 Plan will be administered by our Board or by one or more committees to which our Board delegates such administration (as applicable, the “Administrator”). Subject to the terms of the 2023 Plan, the Administrator will have complete discretion to make all decisions relating to the 2023 Plan and outstanding awards, including modifying outstanding awards.

Share Reserve. The number of shares of our common stock that may be issued under the 2023 Plan is equal to the sum of (a) shares subject to awards granted under the 2013 Plan that were outstanding at 11:59 p.m. Pacific Time on the Prior Plan Expiration Date and are subsequently forfeited, expire or lapse unexercised or unsettled and shares issued pursuant to awards granted under the 2013 Plan that were outstanding at 11:59 p.m. on the Prior Plan Expiration Date and are

subsequently forfeited to or reacquired by us and (b) shares reserved under the 2013 Plan that were not issued or subject to outstanding awards under the 2013 Plan at 11:59 p.m. on the Prior Plan Expiration Date. While a maximum of 9,934,567 shares may become available for issuance under the 2023 Plan from the 2013 Plan, since this figure assumes that all awards outstanding under the 2013 Plan on the Prior Plan Expiration Date will be forfeited, we expect the actual number of shares added to the 2023 Plan to be less.

In general, to the extent that awards under the 2023 Plan are forfeited, cancelled or expire for any reason before being exercised or settled in full, the shares subject to such awards shall again become available for issuance under the 2023 Plan. If SARs are exercised or RSUs are settled, then only the number of shares (if any) actually issued to the participant shall reduce the number of shares available under the 2023 Plan. If restricted shares or shares issued upon exercise of options are reacquired by us pursuant to a forfeiture provision, repurchase right or for any other reason, then such shares shall again become available for issuance under the 2023 Plan. Shares withheld to pay the exercise price of options or satisfy tax withholding obligations related to an award shall again become available for issuance under the 2023 Plan. Further, to the extent an award is settled in cash rather than shares, the cash settlement shall not reduce the number of shares available for issuance under the 2023 Plan.

In addition, the number of shares that we may issue under the 2023 Plan will not be reduced by the number of shares subject to any awards we grant in substitution or assumption of any outstanding awards that were previously issued by a corporation acquired by us, provided that shares subject to any award that is assumed or substituted by us will not again become available for grant to the extent the assumed or substituted award is later forfeited, expired or settled in cash.

Incentive Stock Option Limit. No more than 9,934,567 shares of our common stock may be issued under the 2023 Plan upon the exercise of ISOs.

No Repricings. Other than in connection with certain corporate transactions, including stock splits, stock dividends, mergers, spin-offs and certain other similar transactions, unless stockholder approval is obtained, neither the Administrator nor any other person may decrease the exercise price for any outstanding option or SAR after the date of grant nor cancel or allow an optionee to surrender an outstanding option or SAR to us as consideration for the grant of a new option or SAR with a lower exercise price or the grant of another type of award the effect of which is to reduce the exercise price of any outstanding option or SAR or take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of NASDAQ.

Stock Options and Stock Appreciation Rights. The per share exercise price of stock options granted under the 2023 Plan may not be less than 100% of the fair market value of a share of our common stock on the date the option is granted. The exercise price of options granted under the 2023 Plan may be paid in cash or, with the administrator's consent:

•
with shares that the optionee already owns;
•
by an immediate sale of the option shares through a broker approved by us;
•
by a net exercise procedure, if approved by us; or
•
by any other form consistent with applicable laws, regulations and rules.

An optionee who exercises a SAR receives the increase in value of a share of our common stock over the exercise price. The exercise price for SARs may not be less than 100% of the fair market value of a share of our common stock on the date the SAR is granted. Amounts paid with respect SARs may be made in cash, in shares, or any combination thereof.

Options and SARs vest as determined by the Administrator at the time of grant. Options and SARs expire at the time determined by the Administrator, up to a maximum of ten years from the date of grant. They generally expire earlier if the optionee’s service terminates prior to the expiration of the original term.

The aggregate fair market value, determined at the time of grant, of shares of our common stock that are exercisable with respect to ISOs for the first time by an optionee during any calendar year under all of our equity plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Shares. Restricted shares may be granted under the 2023 Plan in consideration for (a) cash, (b) property, (c) past or future services rendered to us or our affiliates, (d) cancellation of other equity awards or (e) any other form of legal consideration approved by the Administrator. Restricted shares may be subject to vesting, which is tied to service, attainment of performance goals, or a combination of both, as determined by the Administrator. Recipients of restricted shares generally have all of the rights of a stockholder with respect to those shares, including voting rights, however any dividends and other distributions on restricted shares will generally be subject to the same restrictions and conditions as the underlying shares.

Restricted Stock Units. RSUs may be granted under the 2023 Plan for no consideration. In general, RSUs awards will be subject to vesting, which may be tied to length of service, attainment of performance goals, or a combination of both, as determined by the Administrator. Settlement of RSUs may be made in the form of cash, shares or a combination thereof, as determined by the Administrator. Recipients of RSUs generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled. At the Administrator’s discretion and as set forth in the applicable RSU agreement, RSUs may provide for the right to dividend equivalents which will generally be subject to the same conditions and restrictions as the RSUs to which they relate.

Other Awards. The Administrator may grant other awards based in whole or in part by reference to shares of our common stock and may grant awards under other plans and programs that will be settled with shares issued under the 2023 Plan. The Administrator will determine the terms and conditions of any such awards.

Changes in Capital Structure. In the event of certain changes in our capitalization, including a stock split, reverse stock split, a stock dividend, a combination or consolidation of the outstanding shares (by reclassification or otherwise) into a lesser number of shares, adjustments will automatically be made to (a) the number and kind of shares reserved for issuance under the 2023 Plan, including the number of shares that may be added to the 2023 Plan from the 2013 Plan and the number of shares that may be issued under the 2023 Plan as ISOs, and (b) the number and kind of shares subject to each outstanding award and/or the exercise price of each outstanding awards. In the event of an extraordinary dividend, a recapitalization, a spin-off or similar occurrence, the Administrator shall, in its sole discretion, make one or more of the foregoing adjustments as it deems appropriate.

Corporate Transactions. In the event that we are a party to a merger, consolidation, or a change in control transaction, all outstanding awards will be governed by the terms of the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which we are a party, in a manner determined by the Administrator). Such treatment may include any of the following actions with respect to each outstanding award:

•
the continuation, assumption, or substitution of an award by the surviving entity or its parent;
•
the cancellation of an outstanding award after an opportunity to exercise or the cancellation of an outstanding award in exchange for a payment equal to the value of the vested shares subject to such award less any applicable exercise price; or
•
the assignment of any reacquisition or repurchase rights held by us in respect of an award of restricted shares to the surviving entity or its parent (with proportionate adjustments made to the price per share to be paid upon exercise of such rights).

The Administrator also has the discretion to, either at the time an award is granted or at any time while the award remains outstanding, provide for the acceleration of vesting upon the occurrence of a change in control, whether or not the award is to be assumed or replaced in the transaction, or in connection with a termination of the participant’s service following a transaction.

For this purpose, a change in control transaction includes:

•
any merger or consolidation of the Company where persons who were not stockholders of the Company prior to such merger or consolidation own 50% or more of the total voting power of the surviving entity or its parent;
•
the sale or other disposition of all or substantially all of our assets;
•
a change in the composition of our Board as a result of which members of our board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of our board over a period of twelve months, unless the appointment or election of any new board member was approved or recommended by a majority vote of the members of the Incumbent Board; or
•
any person acquiring beneficial ownership of more than 50% of our total voting power.

Recoupment. All awards granted under the 2023 Plan, all amounts paid under the 2023 Plan and all shares of our common stock issued under the Plan will be subject to recoupment, clawback or recovery by us in accordance with applicable law and policy adopted by us.

Amendments or Termination. Our Board may amend or terminate the 2023 Plan at any time and for any reason and no awards will be made under the 2023 Plan after it is terminated. If not terminated earlier by our Board, the 2023 Plan will automatically terminate on the tenth anniversary of the date our Board approved the 2023 Plan. If our Board amends the plan, it does not need to ask for stockholder approval of the amendment unless applicable law so requires.

Certain Federal Income Tax Aspects of Awards Granted Under the 2023 Plan

This is a brief summary of the federal income tax aspects of awards that may be made under the 2023 Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards granted under the 2023 Plan depend upon the type of award.

Incentive Stock Options. No taxable income is recognized by an optionee upon the grant or vesting of an ISO, and no taxable income is recognized at the time an ISO is exercised unless the optionee is subject to the alternative minimum tax. The excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares is includable in alternative minimum taxable income.

If the optionee holds the purchased shares for more than one year after the date the ISO was exercised and more than two years after the ISO was granted (the “required ISO holding periods”), then the optionee will generally recognize long-term capital gain or loss upon disposition of such shares. The gain or loss will equal the difference between the amount realized upon the disposition of the shares and the exercise price paid for such shares. If the optionee disposes of the purchased shares before satisfying either of the required ISO holding periods, then the optionee will recognize ordinary income equal to the fair market value of the shares on the date the ISO was exercised over the exercise price paid for the shares (or, if less, the amount realized on a sale of such shares). Any additional gain will be a capital gain and will be treated as short-term or long-term capital gain depending on how long the shares were held by the optionee.

Nonstatutory Stock Options. No taxable income is recognized by an optionee upon the grant or vesting of an NSO. The optionee will generally recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. If the optionee is an employee or former employee, the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon resale of the purchased shares, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the optionee.

Restricted Shares. A participant who receives an award of restricted shares generally does not recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income when the shares vest, subject to withholding if the participant is an employee or former employee. The amount of taxable income is equal to the fair market value of the shares on the vesting date(s) less the cash, if any, paid for the shares. Alternatively a participant may make a one-time election to recognize income at the time the participant receives restricted shares in an amount equal to the fair market value of the restricted shares (less any cash paid for the shares) on the date of the award by making an election under Section 83(b) of the Code.

Restricted Stock Units. In general, no taxable income results upon the grant of an RSU. The recipient will generally recognize ordinary income, subject to withholding if the recipient is an employee or former employee, equal to the fair market value of the shares that are delivered to the recipient upon settlement of the RSU. Upon resale of the shares acquired pursuant to an RSU, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the recipient.

Stock Appreciation Rights. In general, no taxable income results upon the grant of a SAR. A participant will generally recognize ordinary income in the year of exercise equal to the value of the shares or other consideration received. In the case of a current or former employee, this amount is subject to withholding.

Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award. In general, options and SARs are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or SAR was granted. RSUs are subject to Section 409A unless they are settled within two and one half months after the end of the later of (i) the end of our fiscal year in which vesting occurs or (ii) the end of the calendar year in which vesting occurs. Restricted share awards are not generally subject to Section 409A. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax in addition to the U.S. federal income tax at the participant’s usual marginal rate for ordinary income.

Tax Consequences to the Company. We will generally be entitled to an income tax deduction at the time and to the extent a participant recognizes ordinary income as a result of an award granted under the 2023 Plan. However, Section 162(m) of the Code may limit the deductibility of certain awards granted under the 2023 Plan.

New Plan Benefits

Because the 2023 Plan is discretionary, benefits to be received by individual participants are not determinable. However, assuming stockholder approval of the 2023 Plan, we intend to grant non-statutory stock options to purchase shares of our Common Stock to certain of our non-employee directors as set forth below, with each such option subject to vesting in equal quarterly installments over a one year period:

Name	Dollar Value ($)	Number of Stock Options
Hideki Nagao	-	20,000
Carolyn Beaver	-	20,000
All Executive Officers as a Group	-	-
Non-Executive Director Group	-	40,000
Non-Executive Officer Employee Group	-	-

Equity Compensation Plan Information

Please see the section of this proxy statement entitled “Equity Compensation Plan Information” for certain information with respect to compensation plans under which our equity securities are authorized for issuance.

Recommendation

Our Board recommends that you vote in favor of the approval of the 2023 Equity Incentive Plan.

Required Vote

Approval of the proposal for the 2023 Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions will be included in the number of shares present and entitled to vote, and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will not count as votes cast “FOR” or “AGAINST” the proposal, and will not be included in calculating the number of votes necessary for this proposal.

Our Board Of Directors Unanimously Recommends a Vote “FOR” the Approval of the 2023 Equity Incentive Plan.

EXECUTIVE OFFICERS

The following table sets forth certain information, as of the date of this Proxy Statement, regarding each of our executive officers.

Name	Position	Age	Principal Business Experience

Yuichi Iwaki, M.D., Ph.D.	President, Chief Executive Officer and Executive Chairman of our Board	73

Yuichi Iwaki, M.D., Ph.D. is a founder of our Company and has served as the Chairman of the Board of Directors from our inception in September 2000 to March 2007, was appointed as our Executive Chairman in July 2005, our Chief Executive Officer in September 2005 and President and Chief Executive Officer in March 2006. He served as Acting Chief Financial Officer from November 2013 to April 2014. Dr. Iwaki was a member of the board of directors of Avigen, Inc. from 1994 to 2008. He holds a professorship at the University of Southern California School of Medicine in the Departments of Urology and has been Director of the Transplantation Immunology and Immunogenetic Laboratory since 1992. Dr. Iwaki is also a visiting professor at the Toho University School of Medicine. Prior to joining the faculty at the University of Southern California School of Medicine, Dr. Iwaki held two professorships at the University of Pittsburgh School of Medicine in the Departments of Surgery and Pathology from 1989 through 1991. Dr. Iwaki received both his M.D. and Ph.D. degrees from Sapporo Medical School in Sapporo, Japan. Dr. Iwaki is the author of more than 200 peer-reviewed publications and more than 40 book chapters. Dr. Iwaki has been advising pharmaceutical companies and venture capital funds regarding research and investment strategies for over 30 years and serves on the board of directors of several biotechnology companies.

Kazuko Matsuda, M.D., Ph.D., MPH	Chief Medical Officer	57

Kazuko Matsuda was appointed as our Chief Medical Officer in September 2011. Dr. Matsuda served as our Vice President of Clinical Development from April 2010 to September 2011. Dr. Matsuda has responsibility for all of our clinical development. From August 2008 to November 2009, Dr. Matsuda served as an assistant professor with the University of Southern California, Keck School of Medicine. From August 2005 to July 2008, Dr. Matsuda served as Clinical Fellow with the Children’s Hospital Los Angeles. Dr. Matsuda commenced her residency in internal medicine/pediatrics at Michigan State University and completed a pediatric residency at Loma Linda University. Dr. Matsuda is a board-certified pediatrician in both the United States and Japan. Dr. Matsuda holds an M.D. and Ph.D. from Sapporo Medical University School of Medicine and an MPH from Harvard University, School of Public Health.

David H. Crean, Ph.D.	Chief Business Officer	58

David Crean has served as our Chief Business Officer since May 2021. Dr. Crean is managing partner with Cardiff Advisory LLC, a strategic and financial advisory firm focused on mergers, acquisitions and partnering transactions with life science and healthcare companies. Previously, Dr. Crean served as Managing Director for Objective Capital Partners, LLC driving its practice in the same practice domains. Dr. Crean currently serves in leading roles on the Boards of Directors for Histogen, Inc., Paracrine, Inc., Almon Therapeutics, Inc., California Life Sciences Association, and BIOCOM California. He is a limited partner with a leading life sciences venture fund, Mesa Verde Venture Partners, and a Venture Partner for Suncoast Ventures. Dr. Crean holds FINRA Series 79 and Series 63 licenses and is a Registered Investment Banking Representative of BA Securities LLC, Member FINRA SIPC. He has an M.B.A. with a finance concentration from Pepperdine University, a Ph.D. in Biophysics and a M.S. in Oncology from the State University of New York at Buffalo, and a B.S. in Biology/ Pre-Med from Canisius College.

Geoffrey O’Brien, J.D./M.B.A.	Vice President	54

Geoffrey O’Brien was promoted to Vice President in October 2013, having previously served as our Senior Director, Business Development and Strategic Planning since 2012, and as Director, Business Development since 2009. Prior to joining us, Mr. O’Brien was an equity research analyst covering pharmaceutical and biotechnology companies at several investment banks including UBS Securities, Nomura Securities, and Punk Ziegel, working at the Vice President level from 2004 to 2008. He was also a healthcare investment banker at Donaldson, Lufkin & Jenrette/Credit Suisse First Boston. Prior to graduate school, he worked on the successful development of a biotechnology product at The Liposome Company. Mr. O’Brien received a B.S. in chemistry, cum laude, from the University of Delaware and completed his J.D. and M.B.A. simultaneously at Vanderbilt Law School and Owen Graduate School of Management at Vanderbilt University.

Jason Kruger, CPA (inactive)	Chief Financial Officer	46

Jason Kruger was appointed to serve as our Chief Financial Officer in June 2022. Mr. Kruger has served as the president and founder of Signature Analytics since 2008. From January 2003 until September 2008, Mr. Kruger served as Senior Manager for Deloitte & Touche LLP. From July 1999 to January 2003, Mr. Kruger served as a Senior Accountant for Moss Adams LLP. Mr. Kruger received a Bachelor of Science in Business Administration Accounting and Finance from the University of Arizona and is an inactive Certified Public Accountant in the State of California.

EXECUTIVE COMPENSATION

For the year ended December 31, 2022, our “Named Executive Officers” include the following persons:

•
Yuichi Iwaki, M.D., Ph.D., our President and Chief Executive Officer;
•
Kazuko Matsuda, M.D., Ph.D., our Chief Medical Officer; and
•
Geoffrey O’Brien, J.D./M.B.A., our Vice President.

2022 SUMMARY COMPENSATION TABLE

The following table shows for the fiscal years ended December 31, 2022, 2021 and 2020, compensation awarded to, paid to, or earned by, the Named Executive Officers ("NEOs").

Name and Position	Year	Salary ($)	Options Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)
Yuichi Iwaki, M.D., Ph.D.	2022	$620,167	$359,594	$294,579	$18,300	$1,292,640
President and Chief	2021	$596,315	$1,980,330	$163,987	$17,400	$2,758,032
Executive Officer	2020	$586,924	$2,098,085	$264,116	$17,100	$2,966,225
Kazuko Matsuda, M.D., Ph.D.	2022	$476,814	$228,833	$158,540	$18,300	$882,487
Chief Medical Officer	2021	$458,474	$1,260,210	$88,256	$17,400	$1,824,340
	2020	$451,254	$1,239,778	$157,939	$17,100	$1,866,071
Geoffrey O’Brien, J.D./M.B.A.	2022	$357,150	$117,685	$118,752	$18,300	$611,887
Vice President	2021	$343,413	$648,108	$66,107	$17,400	$1,075,028
	2020	$338,005	$839,234	$53,236	$17,100	$1,247,575
(1)
Reflects the grant date fair value as calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“ASC 718”). See Note 6, “Stock-based Compensation,” in the Notes to the Consolidated Financial Statements included in our Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC on March 28, 2023 for the relevant assumptions used to determine the valuation of awards. The grant date fair value, as determined pursuant to the Financial Accounting Standards Board’s ASC 718, assumes full achievement of performance conditions at the time the options were granted and not the actual achievement as determined in 2023, nor does it reflect the actual value that may be received by the Named Executive Officer upon exercise of the option.
(2)
Represents performance-based cash incentive payments.
(3)
Includes 401(k) employer matching contributions. Excludes long-term disability insurance and health insurance premiums, both of which are generally available to all employees on a non-discriminatory basis.

Employment and Severance Protection Agreements

The Company has entered into an employment agreement with Dr. Iwaki and severance protection agreements with each of the Named Executive Officers.

Employment Agreement with Dr. Iwaki

We entered into an employment agreement on April 1, 2007, as amended, with Yuichi Iwaki, M.D., Ph.D., pursuant to which he serves as our President and Chief Executive Officer. Pursuant to the agreement, which automatically renews for 12-month periods, Dr. Iwaki is currently compensated at $657,377 per year. In addition, Dr. Iwaki is entitled to the following: (i) periodic bonuses determined within the sole discretion of the Board but with reference to amounts paid to our other executives and/or employees, and (ii) grants of equity-based compensation within the sole discretion of the Board. In addition, we provide Dr. Iwaki with our standard benefits and insurance coverage as is generally provided to our management. Either party may terminate the agreement at any time upon three months’ notice. In the event that Dr. Iwaki is terminated at our election upon three months’ written notice, then Dr. Iwaki is entitled to severance payments as are provided for by the employment policies we have in effect at that time; provided, however, that in lieu of the three months’ notice, we may provide Dr. Iwaki with an amount equal to 75% of his annual base salary. Additionally, if Dr. Iwaki’s employment is terminated for any reason, we have the option to engage Dr. Iwaki as a consultant on a quarterly basis. Compensation for each quarter of consulting services would be equal to 15% of Dr. Iwaki’s annual base salary. The timing of any termination payments to Dr. Iwaki under the employment agreement is subject to the applicable requirements of Section 409A of the Code and the related Treasury Regulations.

Severance Protection Agreements

On July 14, 2014, we entered into severance protection agreements with each of our Named Executive Officers in a form previously approved by our Board of Directors (such form, the “Severance Protection Agreement”). The Severance Protection Agreement provides benefits in the event the executive’s employment is terminated as a result of, or in connection with, a Change in Control (as defined below) of MediciNova.

Pursuant to the Severance Protection Agreement, if the executive’s employment is terminated within 12 months following a Change in Control (i) by MediciNova for “cause” or disability, (ii) by reason of the executive’s death or (iii) by the executive other than for “good reason,” the executive will be entitled to accrued compensation and, if such termination is other than by MediciNova for “cause,” a pro rata bonus, payable in the form of a single lump sum cash payment within five days following termination of employment.

If the executive’s employment is terminated by MediciNova or by the executive for any reason other than the reasons specified above within 30 days immediately preceding a Change in Control or 12 months following a Change in Control, or if, within the 30 days immediately preceding a Change in Control there is a material adverse change in the executive’s status, position or responsibilities and the executive is subsequently terminated within the 24 months following a Change in Control, then the executive will be entitled to accrued compensation and a pro rata bonus, payable in the form of a single lump sum cash payment five days following termination of employment. In addition, upon execution and delivery of a release and waiver of claims, (a) the executive will be entitled to a cash payment equal to two times the sum of such executive’s “base salary amount” and “bonus amount,” plus the estimated premium costs of continued life insurance and disability benefits over an 18-month period, payable in a single lump sum cash payment on the 60th day following such termination of employment, and (b) we will pay the cost of medical, dental and vision continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) for the executive and any eligible dependents covered under our health care plans for an 18-month period following termination of employment. We will also provide the executive with reasonable outplacement services for the earlier of 12 months or until the executive accepts another offer of employment. In addition, vesting with respect to any unvested equity-based compensation awards will accelerate and the executive will vest in full.

As used in the Severance Protection Agreement, a Change in Control generally means (i) an acquisition of 40% or more of our outstanding voting securities, (ii) a change in a majority of the members of our Board of Directors in office as of January 1, 2014, (iii) a merger, substantial asset sale or similar transaction resulting in current stockholders owning 50% or less of the common stock and voting securities of MediciNova or entity resulting from such transaction or (iv) approval by our stockholders of a complete liquidation or dissolution.

Any payments or benefits we provide to the executive pursuant to the Severance Protection Agreement will be made in compliance with Section 409A of the Code. If an excise tax would be imposed under the Code on the payments or benefits payable to the executive pursuant to the Severance Protection Agreement, such payments or benefits will be reduced to the extent necessary to avoid payment of excise tax.

The original term of each Severance Protection Agreement was through December 31, 2014, and it automatically renews for additional one-year periods unless either party provides written notice of non-renewal by October 1 of such year.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table includes all outstanding equity awards held by our Named Executive Officers as of December 31, 2022.

		Options Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unearned (1)	Option Exercise Price ($/Sh.)	Option Expiration Date
Yuichi Iwaki, M.D., Ph.D.
President and Chief Executive Officer	05/13/13	145,000		4.10	05/12/23
	05/13/13	62,500		4.10	05/12/23
	12/12/13	200,000		2.64	12/11/23
	01/07/15	250,000		3.09	01/06/25
	01/07/16	120,000		3.91	01/06/26
	01/07/16	320,000		3.91	01/06/26
	01/18/17	450,000		6.10	01/17/27
	01/06/18	470,000		7.00	01/05/28
	01/15/19	412,500		9.67	01/14/29
	01/09/20	495,000		6.89	01/08/30
	02/18/21	302,500		5.92	02/17/31
	01/27/22		247,500	2.25	01/26/32
Kazuko Matsuda
Chief Medical Officer	05/13/13	80,000		4.10	05/12/23
	05/13/13	42,500		4.10	05/12/23
	12/12/13	105,000		2.64	12/11/23
	12/04/14	120,000		3.24	12/03/24
	01/07/15	125,000		3.09	01/06/25
	01/07/16	100,000		3.91	01/06/26
	01/07/16	170,000		3.91	01/06/26
	01/18/17	280,000		6.10	01/17/27
	01/06/18	295,000		7.00	01/05/28
	01/15/19	243,750		9.67	01/14/29
	01/09/20	325,000		6.89	01/08/30
	02/18/21	192,500		5.92	02/17/31
	01/27/22		157,500	2.25	01/26/32
Geoffrey O'Brien, J.D./M.B.A.
Vice President	05/13/13	55,000		4.10	05/12/23
	05/13/13	22,500		4.10	05/12/23
	10/15/13	70,000		2.58	10/14/23
	12/12/13	105,000		2.64	12/11/23
	12/04/14	15,000		3.24	12/03/24
	01/07/15	105,000		3.09	01/06/25
	01/07/16	30,000		3.91	01/06/26
	01/07/16	115,000		3.91	01/06/26
	01/18/17	200,000		6.10	01/17/27
	01/06/18	205,000		7.00	01/05/28
	01/15/19	165,000		9.67	01/14/29
	01/09/20	99,000		6.89	01/08/30
	02/18/21	99,000		5.92	02/17/31
	01/27/22		81,000	2.25	01/26/32

(1)
In January 2022, performance-based stock options were granted with conditional vesting predicated on the achievement of established performance goals set for 2022. The Compensation Committee certified achievement of the performance-based stock options in January 2023, after having determined the level of achievement of the applicable performance objectives to be 95%. Accordingly, 95% of the total number of shares underlying the option grants to each of Dr. Iwaki, Dr. Matsuda and Mr. O’Brien vested in January 2023 and the remaining portion was forfeited. The number of shares listed in this column represents the target number of shares if 2022 performance objectives had been achieved at the 100% attainment level.

Pay Versus Performance Disclosure

As required by Section 952(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and our financial performance for each of the last two completed fiscal years. In determining the “compensation actually paid” to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this disclosure differ from those required in the Summary Compensation Table. For our NEOs other than our principal executive officer (the “PEO”), compensation is reported as an average.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Stockholder Return(5)	Net Loss (in thousands)(6)
2022	$1,292,640	$1,158,722	$747,187	$682,663	$38.97	$14,069
2021	$2,758,032	$1,411,790	$1,449,684	$787,878	$50.95	$10,134

(1)
Our PEO for each year reported is Dr. Yuichi Iwaki, our Chief Executive Officer. The dollar amounts reported in this column are the amounts of total compensation reported for Dr. Yuichi Iwaki in the “Total” column of the Summary Compensation Table in the applicable fiscal year.
(2)
In accordance with SEC rules, the following adjustments were made to determine the compensation actually paid to our PEO during fiscal years 2022 and 2021, which consisted solely of adjustments to the PEO’s equity awards:

Description of Amount	2022	2021
Summary Compensation Table - Total Compensation	$1,292,640	$2,758,032
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(359,594)	$(1,980,330)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$309,418	$388,230
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(83,743)	$245,858
Compensation Actually Paid	$1,158,722	$1,411,790
(3)
The non-PEO NEOs for whom the average compensation is presented in this table for 2022 and 2021 are Dr. Kazuko Matsuda and Geoff O'Brien. The dollar amounts reported in this column represent the average of the amounts reported for the non-PEO NEOs in the “Total” column of the Summary Compensation Table in the applicable fiscal year.
(4)
In accordance with SEC rules, the following adjustments were made to determine the compensation actually paid on average to our non-PEO NEOs during fiscal years 2022 and 2021, which consisted solely of adjustments to the non-PEO NEOs' equity awards:

Description of Amount	2022	2021
Summary Compensation Table - Total Compensation	$747,187	$1,449,684
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(173,259)	$(954,159)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$149,084	$187,056
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(40,349)	$105,297
Compensation Actually Paid	$682,663	$787,878
(5)
Total Stockholder Return illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in our Common Stock on December 31, 2020.
(6)
The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year.

Compensation Actually Paid and Total Stockholder Return

The following graph reflects the relationship between the PEO and average non-PEO NEO compensation "actually paid" (“CAP”) versus the Company's cumulative Total Shareholder Return (“TSR”), assuming an initial fixed investment of $100, for the fiscal years ended December 31, 2022 and 2021.

Compensation Actually Paid vs. Company TSR
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Compensation Actually Paid ($M)
$60
$40
$20
$0
Value of $100 Investment From 12/31/2020
12/31/2021
12/31/2022
PEO CAP ($M)
Average NEO CAP ($M)
TSR

Compensation Actually Paid and Net Loss

The following graph reflects the relationship between the PEO and average non-PEO NEO CAP and the Company’s net loss for the fiscal years ended December 31, 2022, and 2021.

Compensation Actually Paid vs. Company Net Loss
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Compensation Actually Paid ($M)
$0
($5,000)
($10,000)
($15,000)
Net Loss (in Thousands)
12/31/2021
12/31/2022
PEO CAP ($M)
Average NEO CAP ($M)
Net Loss

2022 DIRECTOR COMPENSATION

We compensate our current non-employee directors, other than Dr. Himawan, for their service on the Board. Each current non-employee director other than Dr. Himawan receives cash compensation in the amount of $40,000 per year, paid quarterly.

A non-employee director is typically granted, upon initial appointment to the Board, a non-statutory option to purchase 20,000 shares of our Common Stock, with the size of the award generally pro-rated for the approximate number of months until the expected date of the first annual meeting of stockholders following such director’s initial appointment and which vests in equal quarterly installments over a one year period. In addition, on an annual basis, the Board generally awards to each of our non-employee directors a non-statutory option to purchase 20,000 shares of our Common Stock, which vests in equal quarterly installments over a one year period. Stock options granted to non-employee directors have a per share exercise price equal to 100% of the fair market value of the underlying shares on the date of grant. We reimburse our directors for reasonable expenses incurred in connection with attendance at Board and committee meetings.

In 2022, the Board granted to each of Ms. Beaver and Mr. Nagao a non-statutory option to purchase 20,000 shares of our Common Stock, with each such option subject to vesting in equal quarterly installments over a one year period.

The following table sets forth compensation information with respect to all of our non-employee directors who served during any part of the fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) (2) ($)	Total
Jeff Himawan, Ph.D.(3)	$—	$—	$—
Carolyn Beaver	$40,000	$32,932	$72,932
Hideki Nagao	$40,000	$32,932	$72,932

(1)
Amounts in the Option Awards column reflect the grant date fair value as calculated in accordance with ASC Topic 718. Refer to Note 6, “Stock-based Compensation,” in the Notes to Consolidated Financial Statements included in our Amendment No. 1 to Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022 for the relevant assumptions used to determine the valuation of awards.
(2)
The aggregate number of shares underlying outstanding option awards held by each director as of December 31, 2022 was: Mr. Nagao, 135,000 shares and Ms. Beaver, 55,000 shares.
(3)
Dr. Himawan elected to not receive cash compensation or stock option awards for serving on the Board.

Securities Authorized For Issuance Under Equity Compensation Plans

We have two equity compensation plans under which shares of our Common Stock are authorized for issuance to eligible employees, directors, and consultants: (i) our 2004 Equity Incentive Plan (the “2004 Plan”) and (ii) our 2013 Plan. The following table provides certain information with respect to each of our equity compensation plans in effect as of December 31, 2022:

	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	Weighted-Average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by stockholders	7,985,250	$5.55	1,949,317
Equity compensation plans not approved by stockholders	—	—	—
Total	7,985,250	$5.55	1,949,317

Our Board of Directors approved the 2013 Plan in April 2013, and it was subsequently approved by our stockholders.

The 2013 Plan provides for the grant of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property. As of December 31, 2022, options to purchase 7,542,750 shares of our Common Stock were outstanding under the 2013 Plan.

Our Board of Directors and stockholders approved the 2004 Plan. No further awards were granted under the 2004 Plan following stockholder approval of our 2013 Plan. Options outstanding under the 2004 Plan will continue to be governed by their existing terms. As of December 31, 2022, options to purchase 442,500 shares of our Common Stock were outstanding under the 2004 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 19, 2023 (the "Record Date") as to shares of Common Stock beneficially owned by: (i) each person who is known by us to own beneficially more than 5% of the Common Stock; (ii) each of our directors and nominees; (iii) each of our Named Executive Officers named under the “Summary Compensation Table”; and (iv) all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. The table below is based upon information supplied by officers, directors and principal stockholders, information obtained from our records, and Schedules 13G and 13D filed with the SEC.

The percentage of Common Stock beneficially owned is based on 49,046,246 shares outstanding as of April 19, 2023. In addition, shares of Common Stock issuable pursuant to the exercise of stock options and warrants which may be exercised within 60 days of April 19, 2023 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, as applicable, but they are not treated as outstanding in calculating the percentage ownership for any individual other than the holder thereof.

Beneficial Ownership Table

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% Stockholders:
3D Investment Partners Pte. Ltd.(2)	5,502,047	11.2%
Directors and Named Executive Officers:
Yuichi Iwaki, M.D., Ph.D.(3)	4,347,058	8.3%
Jeff Himawan, Ph.D.(4)	1,105,941	2.3%
Hideki Nagao (5)	130,000	*
Kazuko Matsuda(6)	2,428,871	4.7%
Geoffrey O’Brien(7)	1,410,768	2.8%
Carolyn Beaver(8)	50,000	*
All directors and executive officers as a group (6 persons)(9)	9,472,638	16.9%

* Amount represents less than 1% of the outstanding shares of our Common Stock.

(1)
Unless otherwise noted, the address of each beneficial owner listed in the table is c/o MediciNova, Inc., 4275 Executive Square, Suite 300, La Jolla, California 92037. Except as indicated by footnote, and subject to community property laws where applicable, the beneficial owner has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2)
Based on a Schedule 13D/A filed with the SEC on July 12, 2022 by 3D Investment Partners Pte. Ltd. (“3DIP”) and 3DOM. The shares are held directly by 3DOMF. 3DIP serves as investment manager to 3DOMF and accordingly, 3DOMF has delegated to 3DIP all voting and investment power over the shares such that 3DIP and 3DOMF may each be deemed to have voting and investment power with respect to the securities. The principal business address for the stockholders is 250 North Bridge Road, #13-01 Raffles City Tower, Singapore 179101.
(3)
Includes 1,091,933 shares of Common Stock held directly by Dr. Iwaki and 3,255,125 shares issuable pursuant to options held by Dr. Iwaki exercisable within 60 days of April 19, 2023.
(4)
Based on a Schedule 13D/A filed with the SEC on February 12, 2016 by Essex Woodland Health Ventures Fund VI, L.P. (“Essex”), Essex Woodlands Health Ventures VI, L.P. (the “GP Partnership,” which is the general partner of Essex), Essex Woodlands Health Ventures VI, L.L.C. (the “General Partner,” which is the general partner of the GP Partnership), Dr. Jeff Himawan and other individuals who are managers, as well as other information available to us. Dr. Jeff Himawan serves as Managing Director of Essex. Comprised of 1,105,941 shares of Common Stock owned by Essex. Each of Essex, the GP Partnership, the General Partner and Dr. Himawan and such other managers share voting and investment power with respect to the securities such that each may be deemed to beneficially own such securities. Each of the GP Partnership, the General Partner, Dr. Himawan and the other managers disclaim beneficial ownership of such securities except to the extent of their respective pecuniary interest therein.
(5)
Includes 130,000 shares of Common Stock issuable pursuant to options held directly by Mr. Nagao exercisable within 60 days April 19, 2023.

(6)
Includes 322,996 shares of Common Stock held directly by Dr. Matsuda and 2,105,875 shares of Common Stock issuable pursuant to options held directly by Dr. Matsuda exercisable within 60 days of April 19, 2023.
(7)
Includes 48,318 shares of Common Stock held directly by Mr. O’Brien and 1,362,450 shares issuable pursuant to options held directly by Mr. O’Brien exercisable within 60 days of April 19, 2023.
(8)
Includes 50,000 shares of Common Stock issuable pursuant to options held directly by Ms. Beaver exercisable within 60 days of April 19, 2023.
(9)
Includes 2,569,188 shares of Common Stock held by the current directors and executive officers as a group and 6,903,450 shares issuable pursuant to options held by the current directors and executive officers as a group exercisable within 60 days of April 19, 2023.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of MediciNova under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee operates under a written charter adopted by the Board. A copy of the Audit Committee Charter is available on our web site at www.medicinova.com. The members of the Audit Committee are Carolyn Beaver (Chair), Jeff Himawan and Hideki Nagao, each of whom meets the independence standards of the NASDAQ Marketplace Rules and the rules and regulations of the SEC.

The Audit Committee oversees our financial reporting process on behalf of the Board and is responsible for providing independent, objective oversight of our accounting, auditing, financial reporting, internal control and legal compliance functions. It is not the duty of the Audit Committee to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for our financial statements and the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible in its report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed our audited financial statements contained in the Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2022 with our management and its independent registered public accounting firm. The Audit Committee met privately with the independent registered public accounting firm and discussed issues deemed significant by such firm, including those matters required by PCAOB Auditing Standard No. 1301, Communications with Audit Committees. In addition, the Audit Committee has received the written disclosures from our independent registered public accounting firm required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence and discussed with such firm its independence from us. BDO advised the Audit Committee that BDO was and continues to be independent accountants with respect to the Company.

Based on the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in our Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.

Audit Committee

Carolyn Beaver (Chair)
Jeff Himawan
Hideki Nagao

OTHER MATTERS

We know of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, our directors, executive officers and beneficial holders of more than 10% of our Common Stock are required to report their initial ownership of the Common Stock and any subsequent change in that ownership to the SEC. Specific due dates for these reports have been established, and we are required to identify those persons who failed to timely file these reports. To our knowledge, based solely on a review of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2022, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were satisfied.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

Any of our stockholders may propose business to be brought before our 2024 Annual Meeting of Stockholders.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials - Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our 2024 annual meeting of stockholders by submitted their proposals in writing to our Secretary at our principal executive offices in a timely manner. In order to be included in the proxy statement for the 2024 annual meeting, stockholder proposals must be received by our Secretary no later than December 28, 2023 (120 days before the one-year anniversary of the date on which we first mailed our proxy materials for the 2023 Annual Meeting) and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Requirements for stockholder proposals to be brought before the 2024 annual meeting of stockholders - In addition, if a stockholder wishes to submit a proposal to be presented at the 2024 annual meeting of stockholders, but which will not be included in the Company’s proxy materials, including to nominate a director, the stockholder must give timely notice in writing to our Secretary at our principal executive officers and otherwise complies with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice no earlier than December 28, 2023 and no later than January 27, 2024. If the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days from the date contemplated at the time of this Proxy Statement, we must receive the stockholder’s notice not later than the close of business on the later of (i) the 90th day prior to such Annual Meeting and (ii) the seventh day following the day on which public announcement of the date of such meeting is first made. Further, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 14, 2024. Proposals that are not received in a timely manner will not be voted on at the 2024 annual meeting of stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.

You are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. Stockholders may request a free copy of our Bylaws from contacting our Secretary at 4275 Executive Square, Suite 300, La Jolla, California 92037.

Recommendation of director candidates — Stockholders may recommend candidates to our Board for consideration by our Nominating and Corporate Governance Committee by following the procedures set forth above in the section titled “Nominations for Directors.”

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We undertake to deliver promptly upon written or oral request a separate set of the proxy materials to any stockholder no longer wishing to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker, and direct a written request to us at MediciNova, Inc., 4275 Executive Square, Suite 300, La Jolla, California 92037, or contact us via telephone at (858) 373-1500. We will provide a separate copy of this Proxy Statement and the Annual Report to any stockholder at a shared address to which a single copy was delivered. Stockholders who currently receive multiple copies of the Proxy Statement and/or Annual Report at their address and would like to request “householding” of their communications should contact their broker.

ANNUAL REPORT ON FORM 10-K

We are making our Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended December 31, 2022 available to stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or around April 26, 2023, we intend to mail to our stockholders (i) a copy of this proxy statement, a proxy card and our Annual Report or (ii) a notice (the "Notice") containing instructions on how to access and review our Annual Report.

The Company filed an Amendment No. 1 to Annual Report on Form 10-K for the year ended December 31, 2022 with the SEC on March 28, 2023. Any person who was a beneficial owner of our Common Stock on the Record Date may request a copy of our Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements, but not including exhibits, and it will be furnished without charge upon receipt of a written request. Any such request should be addressed to us at MediciNova, Inc., 4275 Executive Square, Suite 300, La Jolla, California 92037, Attention: Investor Relations. The request must include a representation by the stockholder that, as of April 19, 2023, the stockholder was entitled to vote at the Annual Meeting. Additionally, our Amendment No. 1 to Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022 is on file with the SEC and may be accessed electronically at the SEC’s website at www.sec.gov or at the Investor Relations-SEC Filings section of our website at www.medicinova.com.

**********

Whether or not you intend to be present at the Annual Meeting, we urge you to vote promptly.

By Order of the Board of Directors

Yuichi Iwaki, M.D., Ph.D.
President, Chief Executive Officer and Director

April 26, 2023

APPENDIX A - MEDICINOVA, INC. 2023 EQUITY INCENTIVE PLAN

MediciNova, Inc.

2023 Equity Incentive Plan

MediciNova, Inc.
2023 Equity Incentive Plan

ARTICLE 1.
INTRODUCTION.

The Board adopted the Plan on April 26, 2023, subject to the approval of the Company’s stockholders. No Awards may be granted prior to the Effective Date. The Plan replaces the Company’s 2013 Equity Incentive Plan (the “Predecessor Plan”) for awards granted on or after the Effective Date. The Predecessor Plan expired on April 21, 2023 (the “Predecessor Plan Expiration Date”) and no further awards may be granted or awarded under the Predecessor Plan. All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date by the Company will be subject to the terms of this Plan.

The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Service Providers to focus on critical long-range corporate objectives, (b) encouraging the attraction and retention of Service Providers with exceptional qualifications and (c) linking Service Providers directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may be ISOs or NSOs), SARs, Restricted Shares and Restricted Stock Units. Capitalized terms used in this Plan are defined in Article 14.

ARTICLE 2.
ADMINISTRATION.
2.1
General. The Plan may be administered by the Board or one or more Committees to which the Board (or an authorized Board committee) has delegated authority. If administration is delegated to a Committee, the Committee shall have the powers theretofore possessed by the Board, including, to the extent permitted by applicable law, the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to either the Board or the Administrator shall hereafter also encompass the Committee or subcommittee, as applicable). The Board may abolish the Committee’s delegation at any time and the Board shall at all times also retain the authority it has delegated to the Committee. The Administrator shall comply with rules and regulations applicable to it, including under the rules of any exchange on which the Common Shares are traded, and shall have the authority and be responsible for such functions as have been assigned to it.
2.2
Section 16. To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Exchange Act Rule 16b-3.
2.3
Powers of Administrator. Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and Awards granted under the Plan, (d) determine whether, when and to what extent an Award has become vested and/or exercisable and whether any performance-based vesting conditions have been satisfied, (e) make, amend and rescind rules relating to the

Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws, (f) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Common Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (g) make all other decisions relating to the operation of the Plan and Awards granted under the Plan. In addition, with regard to the terms and conditions of Awards granted to Service Providers outside of the United States, the Administrator may vary from the provisions of the Plan (other than any requiring stockholder approval pursuant to Section 13.3) to the extent it determines it necessary or appropriate to do so.
2.4
Effect of Administrator’s Decisions. The Administrator’s decisions, determinations and interpretations shall be final and binding on all interested parties.
2.5
Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).
ARTICLE 3.
SHARES AVAILABLE FOR GRANTS.
3.1
Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed the sum of (a) any Common Shares subject to awards granted under the Predecessor Plan that are outstanding at 11:59 p.m. Pacific Time on the Predecessor Plan Expiration Date and subsequently are forfeited, expire or lapse unexercised or unsettled and Common Shares issued pursuant to awards granted under the Predecessor Plan that are outstanding at 11:59 p.m. on the Predecessor Plan Expiration Date and are subsequently forfeited to or reacquired by the Company, (b) the number of Common Shares reserved under the Predecessor Plan that are not issued or subject to outstanding awards under the Predecessor Plan at 11:59 p.m. on the Predecessor Plan Expiration Date, and (c) the additional Common Shares described in Article 3.2; provided, however, that no more than 9,934,567 Common Shares, in the aggregate, shall be added to the Plan pursuant to clauses (a) and (b). The Company shall reserve and keep available such number of Common Shares as will be sufficient to satisfy the requirements of the Plan. The numerical limitations in this Article 3.1 shall be subject to adjustment pursuant to Article 9.
3.2
Shares Returned to Reserve. To the extent that Options, SARs, Restricted Stock Units or other Awards are forfeited, cancelled or expire for any reason before being exercised or settled in full, the Common Shares subject to such Awards shall again become available for issuance under the Plan. If SARs are exercised or Restricted Stock Units are settled, then only the number of Common Shares (if any) actually issued to the Participant upon exercise of such SARs or settlement of such Restricted Stock Units, as applicable, shall reduce the number of Common Shares available under Article 3.1 and the balance shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are reacquired by the Company pursuant to a forfeiture provision, repurchase right or for any other reason, then such Common Shares shall again become available for issuance under the Plan. Common Shares applied to pay the Exercise Price of Options or to satisfy tax withholding obligations related to any Award shall again become available for issuance under the Plan. To the extent that an Award is settled in cash rather than Common Shares, the cash settlement shall not reduce the number of Shares available for issuance under the Plan.

3.3
Awards Not Reducing Share Reserve. To the extent permitted under applicable exchange listing standards, any dividend equivalents paid or credited under the Plan with respect to Restricted Stock Units shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Restricted Stock Units. In addition, Common Shares subject to Substitute Awards granted by the Company shall not reduce the number of Common Shares that may be issued under Article 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.
3.4
Code Section 422 Limit. Subject to adjustment in accordance with Article 9, no more than 9,934,567 Common Shares may be issued under the Plan upon the exercise of ISOs.
ARTICLE 4.
ELIGIBILITY.
4.1
Incentive Stock Options. Only Employees who are common‑law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Code Section 422(c)(5) are satisfied.
4.2
Other Awards. Awards other than ISOs may be granted to both Employees and other Service Providers.
ARTICLE 5.
OPTIONS.
5.1
Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is intended to be an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
5.2
Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 9.
5.3
Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A and, if applicable, Code Section 424(a).
5.4
Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become vested and/or exercisable. The vesting and exercisability conditions applicable to the Option may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination of such conditions. The Stock Option Agreement shall also specify the term of the Option; provided that, except to the extent necessary to comply with applicable non-U.S. law, the term of an Option shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated vesting and/or exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.
5.5
Death of Optionee. After an Optionee’s death, any vested and exercisable Options held by such Optionee may be exercised by his or her beneficiary or beneficiaries, his or her estate or legal heirs, as applicable. If permitted by the Administrator and valid under applicable law, each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or permitted, if the designation is not valid under applicable law, or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by his or her estate.
5.6
Modification or Assumption of Options. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding options. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Article 9, neither the Administrator nor any other person may (a) decrease the exercise price for any outstanding Option after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding Option to the Company in exchange for cash or as consideration for the grant of a new Option with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding Option, or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).
5.7
Buyout Provisions. Except to the extent prohibited by Article 5.6, the Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.
5.8
Payment for Option Shares. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased. In addition, the Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of all or a portion of the Exercise Price through any one or a combination of the following forms or methods:
(a)
Subject to any conditions or limitations established by the Administrator, by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee with a value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised;
(b)
By delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company;
(c)
Subject to such conditions and requirements as the Administrator may impose from time to time, through a net exercise procedure; or

(d)
Through any other form or method consistent with applicable laws, regulations and rules.
ARTICLE 6.
STOCK APPRECIATION RIGHTS.
6.1
SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.
6.2
Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 9.
6.3
Exercise Price. Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to a SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A.
6.4
Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable. The vesting and exercisability conditions applicable to the SAR may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. The SAR Agreement shall also specify the term of the SAR; provided that except to the extent necessary to comply with applicable foreign law, the term of a SAR shall not exceed 10 years from the date of grant. A SAR Agreement may provide for accelerated vesting and exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service.
6.5
Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.
6.6
Death of Optionee. After an Optionee’s death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries, his or her estate or legal heirs, as applicable. If permitted by the Administrator and valid under applicable law, each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was permitted or designated, if the designation is not valid under applicable law, or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee at the time of his or her death may be exercised by his or her estate or legal heirs.

6.7
Modification or Assumption of SARs. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding SARs. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, materially impair his or her rights or obligations under such SAR. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Article 9, neither the Administrator nor any other person may (a) decrease the exercise price for any outstanding SAR after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding SAR to the Company in exchange for cash or as consideration for the grant of a new SAR with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding SAR, or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).
ARTICLE 7.
RESTRICTED SHARES.
7.1
Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.
7.2
Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, cancellation of other equity awards, promissory notes, past services and future services, and such other methods of payment as are permitted by applicable law.
7.3
Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting upon certain specified events.
7.4
Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders, unless the Administrator otherwise provides. A Restricted Stock Agreement, however, may require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest, or (b) be invested in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the shares subject to the Award with respect to which the dividends were paid. In addition, unless the Administrator provides otherwise, if any dividends or other distributions are paid in Common Shares, such Common Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.
7.5
Modification or Assumption of Restricted Shares. Within the limitations of the Plan, the Administrator may modify or assume outstanding Restricted Shares or may accept the cancellation of outstanding restricted shares (whether granted by the Company or by another issuer) in return for the grant of new Restricted Shares for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of Restricted Shares shall, without the consent of the Participant, materially impair his or her rights or obligations under such Restricted Shares.

ARTICLE 8.
RESTRICTED STOCK UNITS.
8.1
Restricted Stock Unit Agreement. Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Company. Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical.
8.2
Payment for Awards. To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.
8.3
Vesting Conditions. Each Award of Restricted Stock Units may or may not be subject to vesting, as determined by the Administrator. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Unit Agreement. Vesting conditions may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. A Restricted Stock Unit Agreement may provide for accelerated vesting upon certain specified events.
8.4
Voting and Dividend Rights. The holders of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, Restricted Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.
8.5
Form and Time of Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Administrator. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average value of Common Shares over a series of trading days. Vested Restricted Stock Units shall be settled in such manner and at such time(s) as specified in the Restricted Stock Unit Agreement. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Article 9.
8.6
Death of Recipient. Any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries, his or her estate or legal heirs. If permitted by the Administrator and valid under applicable law, each recipient of Restricted Stock Units under the Plan may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or permitted, if the designation is not valid under applicable law, or if no designated beneficiary survives the Award recipient, then any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate or legal heirs.

8.7
Modification or Assumption of Restricted Stock Units. Within the limitations of the Plan, the Administrator may modify or assume outstanding restricted stock units or may accept the cancellation of outstanding restricted stock units (whether granted by the Company or by another issuer) in return for the grant of new Restricted Stock Units for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a Restricted Stock Unit shall, without the consent of the Participant, materially impair his or her rights or obligations under such Restricted Stock Unit.
8.8
Creditors’ Rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.
ARTICLE 9.
ADJUSTMENTS; DISSOLUTIONS AND LIQUIDATIONS; CORPORATE TRANSACTIONS.
9.1
Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company, proportionate adjustments shall be made to the following:
(a)
The number and kind of shares available for issuance under Article 3, including the numerical share limits in Articles 3.1 and 3.4;
(b)
The number and kind of shares covered by each outstanding Option, SAR, and Restricted Stock Unit; and/or
(c)
The Exercise Price applicable to each outstanding Option and SAR, and the repurchase price, if any, applicable to Restricted Shares.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator may make such adjustments as it, in its sole discretion, deems appropriate to the foregoing. Any adjustment in the number of shares subject to an Award under this Article 9.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 9, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

9.2
Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Restricted Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.
9.3
Corporate Transactions. In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Article 14.6(d)), all Common Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. Unless an Award Agreement provides otherwise, the treatment specified in the transaction agreement or by the Administrator may include (without limitation) one or more of the following with respect to each outstanding Award:
(a)
The continuation of such outstanding Award by the Company (if the Company is the surviving entity);
(b)
The assumption of such outstanding Award by the surviving entity or its parent, provided that the assumption of an Option or a SAR shall comply with applicable tax and regulatory requirements;
(c)
The substitution by the surviving entity or its parent of an equivalent award for such outstanding Award (including, but not limited to, an award to acquire the same consideration paid to the holders of Common Shares in the transaction), provided that the substitution of an Option or a SAR shall comply with applicable tax and regulatory requirements;
(d)
In the case of an Option or SAR, the cancellation of such Award without payment of any consideration. An Optionee shall be able to exercise his or her outstanding Option or SAR, to the extent such Option or SAR is then vested or becomes vested as of the effective time of the transaction, during a period of not less than five full business days preceding the closing date of the transaction, unless (i) a shorter period is required to permit a timely closing of the transaction and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Option or SAR. Any exercise of such Option or SAR during such period may be contingent on the closing of the transaction;
(e)
The cancellation of such Award and a payment to the Participant with respect to each share subject to the portion of the Award that is vested or becomes vested as of the effective time of the transaction equal to the excess of (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (if applicable) (B) the per-share Exercise Price of such Award (such excess, if any, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares. If the Spread applicable to an Award (whether or not vested) is zero or a negative number, then the Award may be cancelled without making a payment to the Participant. In the event that an Award is subject to Code Section 409A, the payment described in this clause (e) shall be made on the settlement date specified in the applicable Award Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4); or

(f)
The assignment of any reacquisition or repurchase rights held by the Company in respect of an Award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.

For avoidance of doubt, the Administrator shall have the discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to provide for the acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the transaction, or in connection with a termination of the Participant’s service following a transaction.

Any action taken under this Article 9.3 shall either preserve an Award’s status as exempt from Code Section 409A or comply with Code Section 409A.

ARTICLE 10.
OTHER AWARDS.

Subject in all events to the limitations under Article 3 above as to the number of Common Shares available for issuance under this Plan, the Company may grant other forms of Awards not specifically described herein and may grant awards under other plans or programs, where such awards are settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 11.
LIMITATION ON RIGHTS.
11.1
Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Service Provider at any time, with or without cause, and with or without notice, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).
11.2
Stockholders’ Rights. Except as set forth in Article 7.4 or 8.4 above, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.
11.3
Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority will not have been obtained or maintained, and shall enable the Administrator to cancel Awards pertaining to such Common Shares, with or without consideration to the Participant.
11.4
Transferability of Awards. The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law. Unless otherwise determined by the Administrator, Awards shall be transferable by a Participant only by (a) beneficiary designation (or permitted by the Administrator and valid under applicable law), (b) a will or (c) the laws of descent and distribution; provided that, in any event, an ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.
11.5
Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan and all Common Shares issued under the Plan shall be subject to recoupment, clawback or recovery by the Company in accordance with applicable law and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other applicable law, as well as any implementing regulations and/or listing standards thereunder.
11.6
Other Conditions and Restrictions on Common Shares. Any Common Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Administrator may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Shares generally. In addition, Common Shares issued under the Plan shall be subject to such conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.
ARTICLE 12.
TAXES.
12.1
General. It is a condition to each Award under the Plan that a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan unless such obligations are satisfied.
12.2
Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued on the date when they are withheld or surrendered. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions including any restrictions required by SEC, accounting or other rules.

12.3
Section 409A Matters. Except as otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Code Section 409A. To the extent an Award is subject to Code Section 409A (a “409A Award”), the terms of the Plan, the Award and any written agreement governing the Award shall be interpreted to comply with the requirements of Code Section 409A so that the Award is not subject to additional tax or interest under Code Section 409A, unless the Administrator expressly provides otherwise. A 409A Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Code Section 409A(a)(1).
12.4
Limitation on Liability. Neither the Company nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.
ARTICLE 13.
FUTURE OF THE PLAN.
13.1
Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to approval of the Company’s stockholders under Article 13.3 below. The Plan shall terminate automatically 10 years after the date when the Board adopted the Plan.
13.2
Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.
13.3
Stockholder Approval. To the extent required by applicable law, the Plan will be subject to the approval of the Company’s stockholders within 12 months of its adoption date. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.
ARTICLE 14.
DEFINITIONS.
14.1
“Administrator” means the Board or any Committee administering the Plan in accordance with Article 2.
14.2
“Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
14.3
“Award” means any award granted under the Plan, including as an Option, a SAR, a Restricted Share award, a Restricted Stock Unit award or another form of equity-based compensation award.

14.4
“Award Agreement” means a Stock Option Agreement, a SAR Agreement, a Restricted Stock Agreement, a Restricted Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.
14.5
“Board” means the Company’s Board of Directors, as constituted from time to time and, where the context so requires, reference to the “Board” may refer to a Committee to whom the Board has delegated authority to administer any aspect of this Plan.
14.6
“Change in Control” means:
(a)
Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities;
(b)
The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;
(c)
The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or
(d)
Individuals who are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

14.7
“Code” means the Internal Revenue Code of 1986, as amended.
14.8
“Committee” means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.
14.9
“Common Share” means one share of the Company’s common stock.
14.10
“Company” means MediciNova, Inc., a Delaware corporation.

14.11
“Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.
14.12
“Effective Date” means the date the Plan is approved by the Company’s stockholders.
14.13
“Employee” means a common‑law employee of the Company, a Parent, a Subsidiary or an Affiliate.
14.14
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
14.15
“Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.
14.16
“Fair Market Value” means the closing price of a Common Share on any established stock exchange or a national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as reported in a source that the Administrator deems reliable. If Common Shares are not traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate. The Administrator’s determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, the determination of the Fair Market Value in all cases shall be in accordance with the requirements set forth under Section 409A of the Code to the extent necessary for an Award to comply with, or be exempt from, Section 409A of the Code.
14.17
“ISO” means an incentive stock option described in Code Section 422(b).
14.18
“NSO” means a stock option not described in Code Sections 422 or 423.
14.19
“Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.
14.20
“Optionee” means an individual or estate holding an Option or SAR.
14.21
“Outside Director” means a member of the Board who is not an Employee.
14.22
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

14.23
“Participant” means an individual or estate holding an Award.
14.24
“Plan” means this MediciNova, Inc. 2023 Equity Incentive Plan, as amended from time to time.
14.25
“Restricted Share” means a Common Share awarded under the Plan.
14.26
“Restricted Stock Agreement” means the agreement consistent with the terms of the Plan between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.
14.27
“Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.
14.28
“Restricted Stock Unit Agreement” means the agreement consistent with the terms of the Plan between the Company and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.
14.29
“SAR” means a stock appreciation right granted under the Plan.
14.30
“SAR Agreement” means the agreement consistent with the terms of the Plan between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.
14.31
“Securities Act” means the Securities Act of 1933, as amended.
14.32
“Service Provider” means any individual who is an Employee, Outside Director or Consultant, including any prospective Employee, Outside Director or Consultant who has accepted an offer of employment or service and will be an Employee, Outside Director or Consultant after the commencement of their service.
14.33
“Stock Option Agreement” means the agreement consistent with the terms of the Plan between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.
14.34
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date
14.35
“Substitute Awards” means Awards or Common Shares issued by the Company in assumption of, or substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company or any Affiliate or with which the Company or any Affiliate combines to the extent permitted by the applicable exchange listing standards.

MEDICINOVA, INC.

Annual Meeting of Stockholders, Tuesday, June 13, 2023

For stockholders of record as of April 19, 2023

TIME: Tuesday, June 13, 2023, 1:00 p.m, Pacific Daylight Time
PLACE: 4275 Executive Square, Suite 300, La Jolla California 92037

This Proxy is Being Solicited on Behalf of the Board of Directors of MEDICINOVA, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on Tuesday, June 13, 2023 and the Proxy Statement and appoints each of Yuichi Iwaki, M.D., Ph.D. and Geoffrey O’Brien, jointly and severally, as proxies (the “Named Proxies”) for the undersigned, with full power of substitution, to vote all shares of Common Stock of MEDICINOVA, INC. which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2023 Annual Meeting of Stockholders to be held at 4275 Executive Square, Suite 300, La Jolla California 92037 on Tuesday, June 13, 2023, at 1:00 p.m. Pacific Daylight Time and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth herein. If no direction is provided, this Proxy will be voted as recommended by the Board of Directors. The Named Proxies are also authorized to vote upon all other matters as may properly come before the Annual Meeting, or any adjournment thereof, utilizing their own discretion as set forth in the Notice of Annual Meeting and Proxy Statement. The Named Proxies cannot vote your shares unless you sign and date (on the reverse side) and return this Proxy so that it is received by June 12, 2023.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

MEDICINOVA, INC.

JUNE 13, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS:

The Proxy Statement and 2022 Annual Report on Form 10-K are available at https://materials.proxyvote.com/58468P

Please mark, sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE☒

1. To elect the director named below to serve as Class I director until the annual meeting of stockholders to be held in 2026 and until his successor is duly elected and qualified	FOR	AGAINST	ABSTAIN
NOMINEE:
 Hideki Nagao	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. To approve the Company's 2023 Equity Incentive Plan	☐	☐	☐

4. Such other business as may properly come before the Annual Meeting or any adjournment thereof.

This Proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” the nominee in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

This Proxy Card is valid only when signed and dated.

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date	Signature of Stockholder	Date

Note: Please sign exactly as your names appears on this Proxy Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.